UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) June 27, 2002
                                                      --------------

                        BIO VENTURE HOLDINGS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                        (Gatlin Holdings, Inc.)
                        -----------------------
                             (Former name)

         NEVADA                      000-26569               88-0399260
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


     350 E. Michigan Avenue, Suite 410, Kalamazoo, Michigan  49007-3800
     ------------------------------------------------------------------
                  (Address of principal executive offices)


Registrant's telephone number, including area code    (616) 349-3971
                                                      --------------

ITEM 1. Changes in Control of Registrant

     As a consequence of the registrant expanding it business, and as a result of the issuance of shares pursuant to the share exchanges set forth in ITEM 2, below, certain individuals, including officers and directors of the company, own or control more than five (5%) of the
outstanding shares.   Set forth below are individuals and officers and
directors who hold, own or control more than five (5%) of the issued and outstanding shares of the registrant:

        Steve Burhoe                 Director    1,500,967 shares     28%
        4514 Saddleworth Circle
	Orlando, Florida  32826

        Shane Jones                                400,705 shares     07%
	5418 Colony Woode Dr.
	Kalamazoo, Michigan  49009

        Jon Newby                                  400,734 shares     07%
	62120 G. Vankal Ave.
	Mattanaw, Michigan  49071

        Edward Spade                               750,000 shares     14%
	20 N. Edgemont Avenue
        Winter Springs, Florida 32708

        Wesley Van Dam               Pr/Director   102,067 shares     02%
	1122 Lay Blvd.
	Kalamazoo, Michigan  49001


ITEM 2. Acquisition or Disposition of Assets

Hard to Treat Diseases, Inc.

     On March 20, 2002, the registrant completed the purchase of Hard to Treat Diseases, Inc.("HTTD") through a share exchange with the only two shareholders of HTTD. The share exchange qualified as tax free reorganization for HTTD pursuant to IRC 368. On May 15, 2002, HTTD elected to terminate the agreement, and exercised its rights to rescind the agreement. The registrant and HTTD are in the process of negotiating a rescission agreement mutually acceptable to the parties.


eManager, Inc.

     On June 12, 2002, the registrant completed a share exchange (business combination) with eManager, Inc., Inc., a Florida corporation. As a result of this share exchange, the registrant will acquire new assets consisting mainly of including technology used in the management of energy costs in large institutional buildings and hotels. The essential terms of the Share Exchange are:

     a. The registrant will be the surviving corporation with the target initially being a subsidiary of the registrant; and

     b. The target's shareholders will become minority shareholders of the registrant; and

     c. eManager, Inc.) will exchange 100% of issued and outstanding shares of E Manager, Inc for 500,000 shares of the registrant, on a pro rata basis.

     d. The target, eManager, Inc., a Florida corporation, will be a wholly owned subsidiary; and

     e. The registrant is not subject to the control share requirements of NRS 78.378, as provided for in its Articles of Incorporation; and

International Specialty Seafood, Inc.

     On June 12, 2002, the registrant completed a share exchange (business combination) with International Specialty Seafood, Inc., a Florida corporation. As a result of this share exchange, the registrant receives a specialty marketing company in the business of seafood with a large account list of customers. The essential terms of the Share Exchange are:

     a. The registrant will be the surviving corporation with the target initially being a subsidiary of the registrant; and

     b. International Specialty Seafood, Inc. will exchange 100% of the issued and outstanding shares International Specialty Seafood, Inc for 2,250,000 shares of the registrant, on a pro rata basis; and

     c. The registrant is not subject to the control share requirements of NRS 78.378, as provided for in its Articles of Incorporation; and

Venture Biodiscovery, Inc.

     On February 18, 2002, the registrant entered into a share exchange (business combination) with Venture Biodiscovery, Inc., a Florida corporation. Pursuant to the terms and conditions of the agreement, prior to the Effective Date, each party must comply with certain conditions and undertakings. The registrant anticipates that each of the parties will shortly comply with all of the conditions and undertakings, and the business combination will be completed. However, management can make no assurances as to whether or not Venture Biodiscovery, Inc., the target company will comply with the conditions and undertakings of the agreement and complete the transaction.


Item 5.  Other Events

Reverse Split of the Company's Common Shares:

     A majority of the shareholders of the registrant, pursuant to the recommendation of the Board of Directors, executed Shareholders' Consents, pursuant to Nevada Revised Statute 78.320, for a reverse split of the company's common shares. All shares held as of June 10, 2002 will be subject to the reversal. As a result of the amendment to the company's articles of incorporation, each thirty (30) shares held by a shareholder on June 10, 2002 will be exchanged for one (1) share of the company's common stock.

Name Change for the Registrant:

     A majority of the shareholders of the registrant, pursuant to the recommendation of the Board of Directors, executed Shareholders'
Consents, pursuant to Nevada Revised Statute 78.320, for a name change of the company. The new name of the registrant is Bio Venture
Holdings, Inc.


New Trading Symbol:

     As of Tuesday, June 2, 2002, the company was trading on the NASD OTC Bulletin Board under the new symbol of "BOVH".

Item 7.  Financial Statements

     The transactions set forth in Item 2, above, do not constitute significant events which requires the filing of the financial statements.

              Note Regarding Forward-Looking Statements.

This report includes "forward-looking statements." Forward looking statements contained in this report are based on our beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements in which words such as "expect, " "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. You should not construe any forward-looking statement as a guarantee of future performance. These predictions inherently involve risks, uncertainties and assumptions. Our future results and stockholder values will differ from those expressed in these forward-looking statements, and those variations may be material and adverse. Many of the factors that will affect these results and values are beyond our ability to control or predict. A partial list of the factors that may cause our actual results to vary from our expectations is set forth in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."


                       Index to Exhibits


     Exhibit 3  "Amended Articles of Incorporation"


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIO VENTURE HOLDINGS, INC.


Date   June 27, 2002
    --------------------           By: /s/ Wes Van Dam
                                      -------------------------------
                                      Wes Van Dam, President and
                                      Director


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